UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Supplemental Indenture
Supplemental Indenture
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On December 12, 2006, immediately following the effectiveness of the acquisition of Warrior Energy Services Corporation (“Warrior”) by Superior Energy Services, Inc. (the “Company”) pursuant to the merger of Warrior with and into SPN Acquisition Sub, Inc., a subsidiary of the Company (“Merger Sub”), described more fully in Item 2.01 below, the Company, SESI, L.L.C., a subsidiary of the Company (“SESI”), Merger Sub (now renamed Warrior Energy Services Corporation), certain other subsidiaries of the Company (the “Subsidiary Guarantors”) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), entered into two Supplemental Indentures. One Supplemental Indenture (the “Senior Notes Supplemental Indenture”) was entered into pursuant to the Indenture dated as of May 22, 2006 (the “Senior Notes Indenture”), by and among the Company, SESI, the Subsidiary Guarantors and the Trustee, with respect to SESI’s 6-7/8% Senior Notes due 2014 (the “Senior Notes”). The other Supplemental Indenture (the “Senior Exchangeable Notes Supplemental Indenture,” together with the Senior Notes Supplemental Indenture, the “Supplemental Indentures”) was entered into pursuant to the Indenture dated as of December 12, 2006 (the “Senior Exchangeable Notes Indenture,” together with the Senior Notes Indenture, the “Indentures”), by and among the Company, SESI, the Subsidiary Guarantors and the Trustee, with respect to SESI’s 1.50% Senior Exchangeable Notes due 2026 (the “Senior Exchangeable Notes,” together with the Senior Notes, the “Notes”). The purpose of the Supplemental Indentures is to amend the Indentures to add Merger Sub as a Guarantor with respect to the Notes, effective as of the date of the Supplemental Indentures.
     The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Effective as of 5:00 p.m., Eastern Standard Time, on December 12, 2006, the Company acquired Warrior through the merger (the “Merger”) of Warrior with and into Merger Sub. Upon the effectiveness of the Merger, Merger Sub changed its name to Warrior Energy Services Corporation. The Merger was effected pursuant to an Agreement and Plan of Merger dated September 22, 2006, by and among the Company, Merger Sub and Warrior (the “Merger Agreement”). Pursuant to the Merger Agreement, each share of outstanding Warrior common stock was converted into the right to receive $14.50 in cash, without interest, and .452 shares of the Company’s common stock.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K filed and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
     On December 12, 2006, the Company issued a press release announcing the completion of the Warrior acquisition. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the description of the press release is qualified in its entirety by reference to such Exhibit.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     Financial statements required by Item 9.01(a) for the Warrior acquisition noted in Item 2.01 herein are not available at this time and will be filed by amendment as soon as practicable, but not later than February 27, 2007.
(b)	Pro Forma Financial Information.
     Unaudited pro forma financial information required by Item 9.01(b) for the Warrior acquisition noted in Item 2.01 herein is not available at this time and will be filed by amendment as soon as practicable, but not later than February 27, 2007.
(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated September 22, 2006, by and among Superior Energy Services, Inc., SPN Acquisition Sub, Inc. and Warrior Energy Services Corporation (incorporated herein by reference to the Company’s Current Report on Form 8-K filed September 25, 2006).

4.1	Supplemental Indenture, dated December 12, 2006, by and among Warrior Energy Services Corporation, SESI, L.L.C., the other Guarantors (as defined in the Indenture referred to therein) and The Bank of New York Trust Company, N.A., as trustee.

4.2	Supplemental Indenture, dated December 12, 2006, by and among Warrior Energy Services Corporation, SESI, L.L.C., the other Guarantors (as defined in the Indenture referred to therein) and The Bank of New York Trust Company, N.A., as trustee.

99.1	Press release issued by Superior Energy Services, Inc., dated December 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: December 13, 2006

EXHIBIT INDEX

Exhibit
Number	Description
2.1
Agreement and Plan of Merger, dated September 22, 2006, by and among Superior Energy Services, Inc., SPN Acquisition Sub, Inc. and Warrior Energy Services Corporation (incorporated herein by reference to the Company’s Current Report on Form 8-K filed September 25, 2006).

4.1
Supplemental Indenture, dated December 12, 2006, by and among Warrior Energy Services Corporation, SESI, L.L.C., the other Guarantors (as defined in the Indenture referred to therein) and The Bank of New York Trust Company, N.A., as trustee.

4.2
Supplemental Indenture, dated December 12, 2006, by and among Warrior Energy Services Corporation, SESI, L.L.C., the other Guarantors (as defined in the Indenture referred to therein) and The Bank of New York Trust Company, N.A., as trustee.

99.1	Press release issued by Superior Energy Services, Inc., dated December 12, 2006.